CONSENT AND AGREEMENT OF GUARANTORS AND PLEDGORS
     With respect to the Second Modification Agreement, dated December 1, 2006 (“Agreement”), among GLOBAL WATER RESOURCES, LLC, a Delaware limited liability company, GLOBAL WATER MANAGEMENT, LLC, a Delaware limited liability company, and GLOBAL WATER, INC., (f/k/a GLOBAL WATER RESOURCES, INC.), a Delaware corporation (collectively, “Borrower”), and WELLS FARGO BANK. NATIONAL ASSOCIATION, a national banking association (“Bank”), WILLIAM S. LEVINE and LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership (collectively, “Guarantors”) and TREVOR HILL, LEO COMMANDEUR, DANIEL CRACCHIOLO, ANDREW COHN, GRAHAM SYMMONDS and CINDY LILES (collectively, “Pledgors”) agree for the benefit of Bank as follows:
          1. Guarantors acknowledge (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) those certain Continuing Guaranties dated December 9, 2005 (collectively the “Guaranty”), by the undersigned Guarantors for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Guaranty, as modified herein. The Guaranty and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Guarantor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
          2. Pledgors acknowledge (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) those certain Collateral Assignments of Member Interest dated December 9, 2005 (collectively the “Assignment”), by the undersigned Pledgors for the benefit of Bank, as modified herein, and (B) any other agreements, documents, or instruments relating to the Assignment, as modified herein. The Assignment and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the “Pledgor Documents”. All capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in the Agreement.
          3. Guarantors and Pledgors consent to the modification of the Loan Documents and all other matters in the Agreement.
          4. Guarantors and Pledgors fully, finally, and forever release and discharge Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Line of Credit, the Loan Documents, the Guarantor Documents, the Pledgor Documents or the actions or omissions of Bank in respect of the Line of Credit, the Loan Documents, the Guarantor Documents or the Pledgor Documents and (ii) arising from events occurring prior to the date hereof.
          5. Guarantors and Pledgors agree that all references, if any, to the Note, the Credit Agreement, and the other Loan Documents in the Guarantor Documents and the Pledgor

Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.
          6. Guarantors reaffirm the Guarantor Documents and agree that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors and Pledgors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Line of Credit, the Guaranty and the obligations of Guarantors in the Guaranty.
          7. Pledgors reaffirms the Pledgor Documents and agrees that the Pledgor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors and Pledgors. Any property or rights to or interests in property granted as security in the Pledgor Documents shall remain as security for the Line of Credit.
          8. Guarantors represent and warrant that the Loan Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors and Pledgors, are the legal, valid, and binding obligations of Borrower and the Guarantors, respectively, enforceable in accordance with their terms against Borrower and Guarantors, respectively.
          9. Pledgors represent and warrant that the Loan Documents, as modified by the Agreement, and the Pledgor Documents, as modified by this Consent and Agreement of Guarantors and Pledgors, are the legal, valid, and binding obligations of Borrower and the Pledgors, respectively, enforceable in accordance with their terms against Borrower and Pledgors, respectively.
          10. Guarantors represent and warrant that Guarantors have no claims, counterclaims, defenses, or off sets with respect to the enforcement against Guarantors of the Guarantor Documents.
          11. Pledgors represent and warrant that Pledgors have no claims, counterclaims, defenses, or off sets with respect to the enforcement against Pledgors of the Pledgor Documents.
          12. Guarantors and Pledgors represent and warrant that there has been no material adverse change in the financial condition of any Guarantor or Pledgor from the most recent financial statement received by Bank.
          13. Guarantors and Pledgors agree that this Consent and Agreement of Guarantors and Pledgors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors and Pledgors to physically form one document.

GUARANTORS:
/s/ WILLIAM S. LEVINE
WILLIAM S. LEVINE

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership
By:	/s/ William S. Levine
	Name:	William S. Levine
	Title:	General Partner

PLEDGORS:

Trevor Hill

Leo Commandeur

Daniel Cracchiolo

/s/ Andrew Cohn
Andrew Cohn

Graham Symmonds

Cindy Liles

GUARANTORS:

WILLIAM S. LEVINE

LEVINE INVESTMENTS LIMITED PARTNERSHIP, an Arizona limited partnership
By:
Name:	William S. Levine
Title:	General Partner

PLEDGORS:
/s/ Trevor Hill
Trevor Hill

/s/ Leo Commandeur
Leo Commandeur

/s/ Daniel Cracchiolo
Daniel Cracchiolo

Andrew Cohn

/s/ Graham Symmonds
Graham Symmonds

/s/ Cindy Liles
Cindy Liles